Exhibit 10.1






                                                        EXECUTION COPY



          STOCKHOLDERS AGREEMENT dated as of March 1, 1995, among FORT HOWARD CORPORATION, a Delaware corporation (the "Company"), and the
                                                 -------
other parties to the Stockholders and Registration Rights Agreement, dated as of August 1, 1988, as amended.

          WHEREAS, FH Holdings Corp., formerly a Delaware corporation ("FH Holdings Corp."), and certain of the parties hereto entered into
  -----------------
a Stockholders and Registration Rights Agreement, dated as of
August 1, 1988 (the "1988 Agreement"), which Agreement has heretofore
                     --------------
been amended or otherwise modified pursuant to instruments dated as of September 21, 1988, November 1, 1989 and July 31, 1990 and was amended and restated in its entirety pursuant to an instrument dated as of December 7, 1990 (such Agreement, as so amended and modified, the "1990 Stockholders Agreement"); and
 ---------------------------

          WHEREAS, the Company and the other parties hereto desire to make certain amendments to the 1990 Stockholders Agreement and to otherwise restate the provisions thereof;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the 1990 Stockholders Agreement is hereby amended and restated in its entirety as follows:


                               ARTICLE I

                              DEFINITIONS
                              -----------

          SECTION 1.1.  Definitions.
                        -----------

          "Additional Sellers" shall have the meaning set forth in
           ------------------
Section 4.1(a) hereof.

          "Affiliate" shall have the meaning given to such term in
           ---------
Rule 12b-2 promulgated under the Exchange Act.

          "Bankers Trust" means Bankers Trust New York Corporation, a
           -------------
New York corporation.

          "Bankers Trust Stock Purchase Agreement" means the Stock
           --------------------------------------
Purchase Agreement dated as of August 1, 1988 between FH Holdings
Corp. and Bankers Trust, as amended from time to time.

          "beneficial owner" shall have the meaning given to such term
           ----------------
in Rule 13d-3 promulgated under the Exchange Act.

          "Board of Directors" means the Board of Directors of the
           ------------------
Company.

          "Business Day" means any day except a Saturday, Sunday or
           ------------
other day on which commercial banks in the City of New York are authorized or obligated by law to be closed.

          "Cash Equivalents" means (i) marketable direct obligations
           ----------------
issued or unconditionally guaranteed by the United States federal government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; or (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

          "Commission" means the Securities and Exchange Commission
           ----------
and any successor commission or agency having similar powers.

          "Common Stock" means common stock of the Company, par value
           ------------
$.01 per share.

          "control" shall have the meaning given to such term in Rule
           -------
12b-2 promulgated under the Exchange Act.

          "Direct Investors" means FPGT, Leeway and Bankers Trust.
           ----------------

          "Duly Endorsed" means duly endorsed in blank by the person
           -------------
or persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the NASD.

          "ERISA" means the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as
           ------------
amended.

          "FPGT" means First Plaza Group Trust, as trustee for certain
           ----
pension funds.

          "First Registration Period" means the period commencing on
           -------------------------
the effective date of this amendment and restatement and terminating one year thereafter.

          "Fort Howard Equity Investors II" means Fort Howard Equity
           -------------------------------
Investors II, L.P., a Delaware limited partnership.

          "Fully Diluted" means, with respect to Shares, all
           -------------
outstanding Shares and Shares issuable in respect of Share
Equivalents.

          "Holder" means each person (other than the Company or any of
           ------
its subsidiaries) that, as a result of such Person's ownership of Shares or Share Equivalents, is or shall have become a party to this Agreement, whether in connection with the execution and delivery of the 1988 Agreement, the 1990 Agreement or any Purchase Agreement, pursuant to Section 7.10 hereof or otherwise; provided, however, that for purposes of this Agreement, the term "Holder" shall not include any person who owns solely Share Equivalents (and has never owned Shares) on or prior to the effective date of this amendment and restatement; and provided further, that for purposes of Sections 2.1,
2.4 and 2.5 of Article II hereof, the term "Holder" shall not include any Management Investor other than Paul J. Schierl.

          "June 27, 1990 Letter Agreements" means those certain letter
           -------------------------------
agreements dated June 27, 1990 between the Company and certain
Management Investors.

          "Leeway" means Leeway & Co., as nominee for State Street
           ------
Bank & Trust Co., as trustee for a master pension trust.

          "MEPA" means the Amended and Restated Management Equity
           ----
Participation Agreement dated as of August 8, 1988, by and among FH Holdings Corp. and the other parties signatory thereto, as amended from time to time, and giving effect to the June 27, 1990 Letter Agreements.

          "MEP" means the Fort Howard Corporation Management Equity
           ---
Plan, as amended from time to time.

          "Management Investor" means a party identified as a
           -------------------
Management Investor on a signature page to the MEPA or a person deemed to be a "Management Investor" pursuant to the terms of the June 27, 1990 Letter Agreements, or a person who purchased shares of Common Stock pursuant to the MEP prior to the effective date of this amendment and restatement.

          "Minimum Registration Amount" means that number of
           ---------------------------
Registrable Securities outstanding at the following designated times which represent the following percentages of Fully Diluted Shares:
(i) prior to the end of the First Registration Period, the Registrable Securities then outstanding representing not less than 15% of the Fully Diluted Shares; and (ii) following the end of the First Registration Period, the Registrable Securities then outstanding representing not less than 8% of the Fully Diluted Shares.

          "Minimum Registration Request Percentage" means Registrable
           ---------------------------------------
Securities outstanding at the following designated times representing the following percentages of Fully Diluted Shares: (i) at any time during the First Registration Period, the Registrable Securities then outstanding representing at least 51% of the Fully Diluted Shares or the Registrable Securities then outstanding representing at least 5% of the Fully Diluted Shares held by Management Investors and (ii) at any time following the First Registration Period, the Registrable Securities then outstanding representing at least 8% of the Fully Diluted Shares or the Registrable Securities then outstanding representing at least 5% of the Fully Diluted Shares held by Management Investors.

          "Morgan Stanley" means Morgan Stanley Group Inc., a Delaware
           --------------
corporation, and its Affiliates, but shall not include MSLEF.

          "Morgan Stanley & Co." means Morgan Stanley & Co.
           --------------------
Incorporated, a Delaware corporation.

          "Morgan Stanley Group" means Morgan Stanley Group Inc., a
           --------------------
Delaware corporation.

          "MS/Fund Investors" means MSLEF and Morgan Stanley Group.
           -----------------

          "MSLEF" means The Morgan Stanley Leveraged Equity Fund II,
           -----
L.P., a Delaware limited partnership.

          "NASD" means the National Association of Securities Dealers,
           ----
Inc.

          "Newco" shall have the meaning set forth in Section 6.2 hereof.
           -----

          "1995 Initial Public Offering" means the underwritten public
           ----------------------------
offering of Common Stock pursuant to a registration statement on Form S-1 filed with the Commission on November 23, 1994, as amended.

          "1991 Subscription Agreement" means the Subscription
           ---------------------------
Agreement dated as of March 12, 1991, between the Company and Fort Howard Equity Investors II.

          "1990 Agreement" means the Agreement dated as of July 31,
           --------------
1990, between the Company and Paul J. Schierl and Carol A. Schierl, as amended from time to time.

          "1990 Subscription Agreement" means the Subscription
           ---------------------------
Agreement dated as of December 7, 1990, among the Company and FPGT and Leeway, as amended from time to time.

          "Permitted Transferees" has the meaning ascribed to it in
           ---------------------
the 1990 Agreement.

          "person" means an individual, partnership, corporation,
           ------
limited liability partnership, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

          "Public Offering" means an underwritten public offering of
           ---------------
equity securities of the Company pursuant to an effective registration statement under the Securities Act, other than a registration statement on Form S-8.

          "Purchase Agreements" means, collectively, the MEPA, the
           -------------------
Agreements as defined in the MEP, the Securities Purchase Agreement, the Bankers Trust Stock Purchase Agreement, the June 27, 1990 Letter Agreements, the 1990 Agreement, the 1990 Subscription Agreement, the 1991 Subscription Agreement and all other agreements providing for the purchase of Shares heretofore entered into or which otherwise have been or hereafter will be designated by the Company as "Purchase Agreements".

          "Readily Marketable Securities" means those securities that
           -----------------------------
are (i) (A) debt or equity securities of or other interests in any person that are traded on a national securities exchange, reported on by the National Association of Securities Dealers Automated Quotation System or otherwise actively traded over-the-counter or (B) debt securities of an issuer that has debt or equity securities that are so traded or so reported on and which a nationally recognized securities firm has agreed to make a market in, and (ii) which are not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or, if subject to such restrictions under the Securities Act, are also subject to registration rights reasonably acceptable to the Holders of a majority of the Shares that are not held by the Controlling Stockholders (as determined pursuant to Section 2.5(a)).

          "Registrable Securities" means Shares and Share Equivalents
           ----------------------
acquired pursuant to the Purchase Agreements or granted to Management Investors by the Company or acquired upon the exercise of Registrable Securities; provided, however, that securities shall cease to be Registrable Securities if and when (i) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

          "Registration Expenses" means (i) all registration and
           ---------------------
filing fees, (ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties),
(v) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4.4(h) hereof), (vii) fees and expenses of any special experts retained by the Company in connection with such registration,
(viii) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Holders, (ix) fees and expenses of listing the Registrable Securities on a securities exchange, (x) rating agency fees and (xi) fees and disbursements of underwriters customarily paid by issuers or sellers of securities; but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any fees and expenses of underwriter's counsel.

          "Securities Act" means the Securities Act of 1933, as
           --------------
amended.

          "Securities Purchase Agreement" means the Securities
           -----------------------------
Purchase Agreement dated as of August 1, 1988 among FH Holdings Corp., FPGT, Leeway and the other parties signatory thereto, as amended from time to time.

          "Share Equivalents" means securities of any kind issued by
           -----------------
the Company prior to the effective date of this amendment and restatement, convertible into or exchangeable for Shares or options, warrants or other rights to purchase or subscribe for shares of Common

Stock or securities convertible into or exchangeable for shares of Common Stock, issued by the Company prior to the effective date of this amendment and restatement and owned by a Holder.

          "Shares" means any share of Common Stock acquired prior to
           ------
the effective date of this amendment and restatement.

          "Third Party" means a prospective purchaser of Shares in an
           -----------
arm's-length transaction from a Holder where such purchaser is not an Affiliate of such Holder.


                              ARTICLE II

                       RESTRICTIONS ON TRANSFER
                       ------------------------

          SECTION 2.1.  General Restrictions.  Each Holder may,
                        --------------------
directly or indirectly, offer, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Shares (or solicit any offers to buy or otherwise acquire, or take a pledge of any Shares), provided that such offer, sale, assignment, transfer, grant, pledge or other disposition is in compliance with the Securities Act, the Purchase Agreement to which such Holder is a party and the restrictions contained in this Agreement.

          SECTION 2.2.  Legends.
                        -------

          (a) Each certificate evidencing outstanding Shares that is issued to any Management Investor, other than Paul J. Schierl, shall bear a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

          (b) Each certificate evidencing outstanding Shares that is issued to (i) any Holder other than any Holder who is a Management Investor and (ii) Paul J. Schierl, shall bear a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER
          ANY APPLICABLE STATE SECURITIES LAWS.  THIS

          SECURITY MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE [PURCHASE AGREEMENT], DATED AS OF [DATE], AND THE STOCKHOLDERS AGREEMENT DATED AS OF MARCH 1, 1995, AS AMENDED, COPIES OF EACH OF WHICH MAY BE OBTAINED FROM FORT HOWARD CORPORATION."


          (c) In the event that any Shares or Share Equivalents shall cease to be Registrable Securities, the Company shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such Shares or Share Equivalents without the legend required by Section 2.2(a) or the first and second sentences of the legend required by Section 2.2(b) hereof endorsed thereon; provided, however, that, under the circumstances described in clause
(ii) or clause (iii) of the definition of Registrable Securities, such request is accompanied by an opinion of counsel, reasonably acceptable to the Company, that the Shares or Share Equivalents are no longer Registrable Securities. In the event that any Shares or Share Equivalents shall cease to be subject to the restrictions on transfer set forth in this Agreement and the Purchase Agreements, the Company shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such Shares or Share Equivalents without the third sentence of the legend required by Section 2.2(b) hereof endorsed thereon; provided, however, that such Holder, upon the reasonable request of the Company or its transfer agent, provides an opinion of counsel, reasonably acceptable to the Company, that the Shares or Share Equivalents are no longer subject to the restrictions on transfer set forth in this Agreement and the Purchase Agreements.


          SECTION 2.3.  [INTENTIONALLY OMITTED]

          SECTION 2.4.  Rights of Inclusion.
                        -------------------

          (a) (i) Subject to Section 2.5(c) hereof, no Holder or Holders shall, individually or collectively, in any one transaction or any series of similar transactions, directly or indirectly, sell or otherwise dispose of a majority of the outstanding Shares then subject to this Section 2.4 to any Third Party unless the terms and conditions of such sale or other disposition to such Third Party shall include an offer to each of the other Holders and their respective Permitted Transferees, if any (the "Section 2.4 Transfer Offerees"), to include,
                          -----------------------------
at the option of each Section 2.4 Transfer Offeree, in the sale or other disposition to the Third Party, such number of Shares owned by each such Section 2.4 Transfer Offeree as determined in accordance with this Section 2.4(a). If any Holder or Holders receive from a Third Party a bona fide offer or offers to purchase or otherwise acquire (a "Section 2.4 Transfer Offer") that number of Shares (the
            --------------------------
"Section 2.4 Transfer Stock") representing an
 --------------------------
amount greater than a majority of the outstanding Shares subject to this Section 2.4, such Holders (collectively, the "Section 2.4
                                                   -----------
Offering Holder") shall then cause the Section 2.4 Transfer Offer to
- ---------------
be reduced to writing and shall provide written notice (the "Section
                                                             -------
2.4 Transfer Notice") of such Section 2.4 Transfer Offer to each of
- -------------------
the Section 2.4 Transfer Offerees in the manner set forth in this
Section 2.4 hereof. The Section 2.4 Transfer Notice shall contain a true and correct copy of the Section 2.4 Transfer Offer. In addition, the Section 2.4 Transfer Notice shall identify the Third Party, the
Section 2.4 Transfer Stock, the price contained in the Section 2.4 Transfer Offer, all the other terms and conditions of the Section 2.4 Transfer Offer and, in the case of a Transfer Offer in which the consideration payable for Shares consists in part or in whole of consideration other than cash, such information relating to such consideration as the Company may reasonably determine. The Section
2.4 Transfer Offerees shall have the right and option, within 30 days after the date the Section 2.4 Transfer Notice is given to such
Section 2.4 Transfer Offerees (the "Section 2.4 Notice Period"), to
                                    -------------------------
accept the Section 2.4 Transfer Offer for up to such number of Shares as is determined in accordance with the provisions of this Section 2.4(a). Each Section 2.4 Transfer Offeree which desires to exercise such option shall provide the Section 2.4 Offering Holder with written notice (specifying the number of shares of the Section 2.4 Transfer Stock as to which such Section 2.4 Transfer Offeree is accepting the offer) and delivering to the Section 2.4 Offering Holder the certificate or certificates representing the Shares to be sold or otherwise disposed of pursuant to such offer by such Section 2.4 Transfer Offeree, together with a limited power-of-attorney authorizing the Section 2.4 Offering Holder to sell or otherwise dispose of such Shares pursuant to the terms of the Section 2.4 Transfer Offer. Delivery of such certificate or certificates representing the Shares to be sold and the limited power-of-attorney authorizing the Section 2.4 Offering Holder to sell or otherwise dispose of such Shares shall constitute an irrevocable acceptance of the Section 2.4 Transfer Offer by the Section 2.4 Transfer Offeree.

          (ii) Each Section 2.4 Transfer Offeree shall have the right to sell pursuant to the Section 2.4 Transfer Offer Shares equal to the product of (A) the total number of Shares then beneficially owned by such Section 2.4 Transfer Offeree, and (B) a fraction, the numerator of which shall be the total number of Shares proposed to be sold by such Section 2.4 Offering Holder, and the denominator of which shall be the total number of Shares beneficially owned by such Section 2.4 Offering Holder (the "Section 2.4 Transfer Offeree Shares").
                      -----------------------------------

          (iii) Promptly after the consummation of the sale or other disposition of the Shares of the Section 2.4 Offering Holder and the Section 2.4 Transfer Offerees to the Third Party pursuant to the
Section 2.4 Transfer Offer, the Section 2.4 Offering Holder shall notify the Section 2.4 Transfer Offerees thereof, shall remit to each of the Section 2.4 Transfer Offerees the total sales price of the Shares of such Section 2.4 Transfer Offeree sold or otherwise disposed of pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by the Section
2.4 Transfer Offerees.

          (iv) If at the termination of the Notice Period any Section
2.4 Transfer Offeree shall not have accepted the offer contained in the Section 2.4 Transfer Notice, such Section 2.4 Transfer Offeree will be deemed to have waived any of and all of its rights under this
Section 2.4 with respect to the sale or other disposition of its
Section 2.4 Transfer Offeree Shares to such Third Party.  The Section
2.4 Offering Holder shall have 60 days in which to sell the Section
2.4 Transfer Stock and the Section 2.4 Transfer Offeree Shares, not otherwise excluded pursuant to the previous sentence, to the Third Party, at a price not higher than that contained in the Section 2.4 Transfer Notice and on terms not more favorable to the Section 2.4 Offering Holder than were contained in the Section 2.4 Transfer Notice. Promptly after any sale pursuant to this Section 2.4, the Offering Holder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion thereof (including time of completion) of such sale and of the terms thereof as the Company may request. If, at the end of such 60-day period, the
Section 2.4 Offering Holder has not completed the sale of all the
Section 2.4 Transfer Stock and Section 2.4 Transfer Offeree Shares, not otherwise excluded pursuant to this Section 2.4(a)(iv), the
Section 2.4 Offering Holder shall return to such Section 2.4 Transfer Offerees all certificates representing the Shares which such Section
2.4 Transfer Offerees delivered for sale or other disposition pursuant to this Section 2.4(a), and all the restrictions on sale or other disposition contained in this Agreement with respect to Shares owned by the Section 2.4 Offering Holder shall again be in effect.

          (v) Notwithstanding anything contained in this Section 2.4(a), there shall be no liability on the part of the Section 2.4 Offering Holder to any Section 2.4 Transfer Offeree in the event that the sale of Shares pursuant to Section 2.4(a)(iv) is not consummated for whatever reason. Whether to effect a sale of Shares pursuant to this Section 2.4(a) by the Section 2.4 Offering Holder is in the sole and absolute discretion of such Section 2.4 Offering Holder.

          (b) The provisions of Section 2.4(a) hereof shall not be applicable to any transfer of Shares (i) from any Holder effected in a transaction through a broker-dealer over the facilities of the Nasdaq National Market System or any exchange on which the Common Stock is listed or (ii) made pursuant to a Public Offering.

          SECTION 2.5.  Rights to Compel Sale.
                        ---------------------

          (a) If any Holder or Holders that collectively own a majority of the outstanding Shares then subject to this Section 2.5 (collectively, the "Controlling Stockholders") propose to sell to a
                    ------------------------
Third Party for cash, Cash Equivalents or Readily Marketable Securities all Shares held by them and their respective Permitted Transferees, if any, to a Third Party (the "Section 2.5 Transfer Offer"), then (in
                            --------------------------
addition to the right of the remaining Holders and their respective Permitted Transferees, if any, to participate in such sale pursuant to
Section 2.4 hereof) the Controlling Stockholders may, at their option, but subject to Section 2.5(d) hereof, require each and every one of the remaining Holders and their respective Permitted Transferees, if any (the "Remaining Holders"), to sell all Shares held by such
          -----------------
Remaining Holders to the Third Party, for the same consideration per Share and otherwise on the same terms and conditions upon which the Controlling Stockholders sell their Shares.

          (b)  (i)  The Controlling Stockholders shall cause the
Section 2.5 Transfer Offer to be reduced to writing and shall provide a written notice (the "Section 2.5 Transfer Notice") of such Section
                       ---------------------------
2.5 Transfer Offer to the Company and the Company shall provide written notice of such Section 2.5 Transfer Offer to the Remaining Holders. The Section 2.5 Transfer Notice shall contain written notice of the exercise of the Controlling Stockholders' rights pursuant to
Section 2.5(a) hereof, setting forth the consideration per Share to be paid by the Third Party and the other terms and conditions of the
Section 2.5 Transfer Offer.  Within 20 days following the date of the
Section 2.5 Transfer Notice, each of the Remaining Holders shall deliver to a representative of the Controlling Stockholders designated in the Section 2.5 Transfer Notice certificates representing the Shares held by such Remaining Holder, Duly Endorsed, together with all other documents required to be executed in connection with such
Section 2.5 Transfer Offer or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Shares pursuant to this Section 2.5(b) at the closing for such Section 2.5 Transfer Offer against delivery to such Remaining Holder of the consideration therefor. In the event that a Remaining Holder should fail to deliver such certificates to the Controlling Stockholders, the Company shall cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 2.5(b) and that such Shares shall be transferred only to the Third Party upon surrender for transfer by the Remaining Holder thereof.

          (ii) If, within 120 days after the Controlling Stockholders give the Transfer Notice, they have not completed the sale of all the Transfer Stock, the Controlling Stockholders shall return to each of the Remaining Holders all certificates representing Shares that such Remaining Holder delivered for sale pursuant hereto, and all the restrictions on sale or other disposition contained in the Agreement with respect to Shares owned by the Controlling Stockholders shall again be in effect.

          (iii) Promptly after the consummation of the sale of Shares of the Controlling Stockholders and Remaining Holders pursuant to this Section 2.5, the Controlling Stockholders shall give notice thereof to the Remaining Holders, shall remit to each of the Remaining Holders the total sales price of the Shares of such Remaining Holders sold pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by such Remaining Holders.

          (c) In the event that any Remaining Holder shall be required to sell Shares pursuant to the provisions of Section 2.5 hereof, then the provisions of Section 2.4 hereof shall not be applicable to such Remaining Holder.

          (d)  Notwithstanding the foregoing provisions of this
Section 2.5, no Remaining Holder which is a trust under an employee benefit plan subject to ERISA (an "ERISA Holder") shall be obligated
                                   ------------
to sell any Shares pursuant to this Section 2.5 if such Remaining Holder determines in good faith, upon advice of counsel, that there is a material risk that such sale would constitute a prohibited or a party-in-interest transaction or would otherwise contravene ERISA and gives the Controlling Stockholders notice thereof within 20 days after receiving a Section 2.5 Transfer Notice. Notwithstanding the foregoing provisions of this Section 2.5(d), such ERISA Holder shall, if requested by the Controlling Stockholders, use reasonable commercial efforts to obtain an appropriate exemption from any such ERISA restriction or to participate in restructuring such proposed transaction in such a manner that such ERISA Holder can determine that no such material risk exists, and the Controlling Stockholder, such ERISA Holder and the Company shall cooperate with each other in such regard; provided, however, that neither of them shall be required to take any action which it determines in good faith to be contrary to its best interests.

          SECTION 2.6.  Improper Transfer.  Any attempt to sell,
                        -----------------
assign, transfer, grant a participation in, pledge or otherwise dispose of any Shares not in compliance with this Agreement shall be null and void and neither the Company nor any transfer agent shall give any effect in the Company's stock records to such attempted sale, assignment, transfer, grant of a participation in, pledge or other disposition.


                              ARTICLE III

         CERTAIN AGREEMENTS REGARDING THE BOARD OF DIRECTORS
         ---------------------------------------------------

          SECTION 3.1.  Nomination of Directors and Certain Other
                        -----------------------------------------
Management Rights.  So long as MSLEF or Fort Howard Equity Investors
- -----------------
II shall own shares of Common Stock of the Company, MSLEF and Fort Howard Equity Investors II, as the case may be, each shall have the following rights with respect to the Company: (i) the right to have a designee nominated for election to the Board of Directors at any annual meeting of the Company's shareholders, provided that MSLEF or Fort Howard Equity Investors II, as the case may be, does not already have a designee as a member of the Board of Directors at the time of such annual meeting; (ii) in the event of a vacancy on the Board of Directors created by the resignation, removal or death of a director nominated by MSLEF or Fort Howard

Equity Investors II, as the case may be, the right to have a designee nominated for election to fill such vacancy; (iii) the right to routinely consult with the management of the Company on matters relating to the Company; (iv) the right to inspect the books and records of the Company; (v) if MSLEF and Fort Howard Equity Investors II each do not have a designee elected as a member of the Board of Directors of the Company or each do not elect to have a designee nominated, the right to have a representative of MSLEF and Fort Howard Equity Investors II attend the meetings of the Board of Directors and to participate in discussions (but not vote) at such meetings; and
(vi) the right to inspect the properties and operations of the Company; provided, however, that any such nominee of MSLEF or Fort Howard Equity Investors II, as the case may be, shall be reasonably acceptable to the Board of Directors of the Company. To the extent the Company's proxy statement for any annual meeting includes a recommendation regarding the election of any other nominees to the Company's Board of Directors, the Company agrees to include a recommendation that the shareholders also vote in favor of the foregoing nominees. The rights provided to MSLEF and Fort Howard Equity Investors II in this Section 3.1 are intended to enable MSLEF and Fort Howard Equity Investors II or any partner of MSLEF and Fort Howard Equity Investors II to be operated as a "venture capital operating company" within the meaning of the regulations of the Department of Labor set forth in 29 CFR Section 2510.3-101(d), and this Section 3.1 shall be interpreted accordingly.


                              ARTICLE IV

                          REGISTRATION RIGHTS
                          -------------------

          SECTION 4.1.  Registration on Request of Holders.
                        ----------------------------------

          (a) Subject to the Company's Right of First Refusal as provided in Section 5.1(a) hereof, upon the written request of Holders of the Minimum Registration Request Percentage of the Registrable Securities outstanding (the "Selling Investors"), requesting that the
                             -----------------
Company effect the registration under the Securities Act of not less than the Minimum Registration Amount of Registrable Securities, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by the Selling Investors of at least the Minimum Registration Amount, then held by the Selling Investors and their respective Permitted Transferees, if any; and

          (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request received by the Company within five Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that

          (A) the Company shall not be obligated to file a registration statement relating to a registration request under this Section 4.1(a) within a period of six months after the effective date of any other registration statement of the Company other than any registration statement relating to Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with an acquisition by the Company of another company,

          (B) with respect to any registration statement filed, or to be filed, pursuant to this Section 4.1, if the Company shall furnish to the Selling Investors a certified resolution of the Board of Directors stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company) be significantly disadvantageous (a "Disadvantageous Condition") to the Company or
                         -------------------------
     its stockholders for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Selling Investors and any other holders selling securities pursuant to an effective registration statement) and upon receipt of any such notice of a Disadvantageous Condition such Selling Investors and any other holders selling securities pursuant to an effective registration statement (the "Additional Sellers") will
                                            ------------------
     forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities, and

          (C) subject to Section 4.1(f) hereof, the Company shall not be obligated to pay any Registration Expenses in connection with more than four registrations requested in the aggregate pursuant to this Section 4.1.

Unless the Holders of Registrable Securities (representing a majority of the Fully Diluted Shares) then held by the Selling Investors and the Additional Sellers and their Permitted Transferees, if any, shall otherwise consent in writing, no other person (including the Company), other than another Holder of Registrable Securities, shall be permitted to offer any securities under any registration pursuant to this Section 4.1. Promptly after the expiration of the five Business Day period referred to in Section 4.1(a)(ii) hereof, the Company will notify all the Holders to be included in the registration of the other Holders and the number of shares of Registrable Securities requested to be included therein. A majority of the Selling Investors requesting a registration under this Section 4.1(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability (except as set forth in Section 4.1(c) hereof) to any of the other Selling Investors or to any other holders of Registrable Securities requested to be registered pursuant to Section 4.1(a)(ii) hereof, by providing a written notice to the Company revoking such request. In the event that the Company shall give any notice of the withdrawal of a registration statement contemplated by clause (B) above, the Company shall at such time as it in good faith deems appropriate file a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement, and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such initial registration statement was effective, shall be such time as may be otherwise required by this Agreement. There is no limitation on the number of times that the Company may withdraw a registration statement pursuant to this Section 4.1(a). Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Company to register any of its securities other than Shares.

          (b)  Registration Statement Form.  If, pursuant to a
               ---------------------------
registration request under this Section 4.1, (i) the Company proposes to effect registration by filing a registration statement on Form S-3 (or any successor or similar short-form registration statement),
(ii) such registration is in connection with a Public Offering and
(iii) the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c)  Expenses.  The Company will pay all Registration
               --------
Expenses in connection with four registrations which are requested and become effective pursuant to this Section 4.1. The Company shall not be liable for Registration Expenses in connection with a registration that shall not have become effective due to a revocation by the Selling Investors requesting such registration under this Section 4.1. In such event, the obligation to pay the

Registration Expenses in connection with such revoked registration shall be due and payable by the Selling Investors who initially requested and revoked such registration and the obligation of the Company to pay all Registration Expenses in connection with four registrations shall not be affected by such revoked registration. However, each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration requested pursuant to this Section 4.1.

          (d)  Effective Registration Statement.  A registration
               --------------------------------
requested pursuant to this Section 4.1 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Securities Act and any of the Registrable Securities of the Selling Investors and their Permitted Transferees, if any, included in such registration have actually been sold thereunder, and (ii) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Securities of the Selling Investors and the Additional Sellers and their respective Permitted Transferees, if any, included in such registration have actually been sold thereunder); provided, however, that if any effective registration statement requested pursuant to this Section 4.1 is discontinued in connection with a Disadvantageous Condition, such registration statement shall be at the sole expense of the Company and shall not be included as one of the four registrations which may be requested pursuant to Section 4.1 hereof; and provided further, that if after any registration statement requested pursuant to this Section 4.1 becomes effective (i) such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of the Company and (ii) less than 75% of the Registrable Securities included in such registration have been sold thereunder, such registration statement shall be at the sole expense of the Company and shall not be included as one of the four registrations which may be requested pursuant to
Section 4.1 hereof.

          (e)  Selection of Underwriters.  If any requested
               -------------------------
registration pursuant to this Section 4.1 is in the form of a Public Offering, the Company will select Morgan Stanley & Co. as the manager or, if Morgan Stanley & Co. so desires, as the co-manager, that will administer the offering, provided that Morgan Stanley & Co. shall perform such services as underwriter at the then customary market rates for similar underwriting services. If Morgan Stanley & Co. declines to act as manager or co-manager of the offering, the Holders of a majority of the Registrable Securities then held by the Selling Investors and their Permitted Transferees, if any, which are to be registered pursuant to this Section 4.1 shall have the right to select the manager or co-managers that will administer the offering.

          (f)  Pro Rata Participation in Requested Registrations.  If
               -------------------------------------------------
a requested registration pursuant to this Section 4.1 involves a Public Offering and the managing underwriter shall advise the Company that, in its view, the number of equity securities requested to be included in such registration (including securities which the Company requests to be included which are not Registrable Securities) exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold (the "Maximum Offering Size"), the Company will
                             ---------------------
include in such registration, in the priority listed below, up to the Maximum Offering Size:

          (i)  Demand Registrants' Securities.  First, Registrable
               ------------------------------
     Securities requested to be included in such registration pursuant to Section 4.1(a)(i) and Section 4.1(a)(ii) hereof be allocated (if necessary for the offering not to exceed the Maximum Offering
     Size) pro rata among the Holders requesting registration pursuant to Section 4.1(a)(i) and Section 4.1(a)(ii) hereof on the basis of the relative number of Fully Diluted Shares represented by the Registrable Securities each such Holder has requested to be included in such registration).

          (ii) The Issuer's Securities.  Second, the equity securities
               -----------------------
     proposed to be sold by the Company but only to the extent such allocation would not result in the offering exceeding the Maximum Offering Size.

          (iii)     Other Holders' Securities.  Third, the equity
                    -------------------------
     securities proposed to be sold by any other person to the extent that the Holders of a majority of the Registrable Securities then held by the Selling Investors and their Permitted Transferees, if any, have consented, pursuant to Section 4.1(a) hereof, to the inclusion in such registration of such securities of such other persons, shall be allocated (if necessary for the offering not to exceed the Maximum Offering Size) pro rata among all such other persons on the basis of the relative number of securities each such person has requested to be included in such registration or on such other basis as may be consented to by the Company and the Selling Investors.

          (g) If Registrable Securities representing at least 50% of the number of Fully Diluted Shares requested to be registered by the Selling Investors and their Permitted Transferees, if any, are not included in such registration, then the Selling Investors and their Permitted Transferees, if any, may request that the Company effect an additional registration under the Securities Act of all or part of the Selling Investors' and such Permitted Transferees', if any, Registrable Securities in accordance with the provisions of this
Section 4.1, and the Company shall pay the Registration Expenses in connection with such additional registration (in addition to the four registrations referred to in Section 4.1(a) hereof).

          SECTION 4.2.  Incidental Registration.
                        -----------------------

          (a)  If the Company at any time proposes to register any of its equity securities (the "Priority Securities") under the Securities
                            -------------------
Act (other than a registration (i) on Form S-8 or S-4 or any successor or similar forms, (ii) relating to Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (iii) in connection with a direct or indirect acquisition by the Company of another company, (iv) pursuant to a registration under Section 4.1 hereof, (v) of preferred securities or convertible or exchangeable debt or equity securities, or (vi) relating to any Shares purchased by certain parties in connection with various put options and call options granted under the MEPA to the Electing Parties (as defined therein)), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities
Act, it will each such time, subject to the provisions of Section
4.2(b) hereof, give prompt written notice to all Holders of record of Registrable Securities of its intention to do so and of such Holders' rights under this Section 4.2, at least 30 days prior to the anticipated filing date of the registration statement relating to such registration; provided that, if such registration involves a Public Offering, no such notice shall be required if the managing underwriter of the proposed offering advises that the number of Priority
Securities equals or exceeds the Maximum Offering Size. Any such notice shall offer all such Holders the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder made within 20 days after the receipt of notice from the Company
(which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable
Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable
Securities so to be registered; provided that (i) if such registration involves a Public Offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and
(ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 4.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (without prejudice, however, to rights of Holders under Section 4.1 hereof). If a registration pursuant to this Section 4.2(a) involves a Public Offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing not less than five Business Days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 4.2 shall relieve the Company of its obligations to effect registrations upon request under Section 4.1 hereof. The
Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 4.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 4.2.

          (b)  Priority in Incidental Registrations.  If a
               ------------------------------------
registration pursuant to this Section 4.2 involves a Public Offering and the managing underwriter advises the Company that, in its view, the number of equity securities (including all Registrable Securities) which the Company, the Holders and any other persons intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

          (i) first, all the Priority Securities (including any to be sold for the Company's own account or for other holders of Priority Securities), with such priorities among them as the Company may determine;

          (ii) second, all Registrable Securities requested to be included in such registration by the Holders pursuant to Section 4.2(a) hereof (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Holders requesting registration of such Registrable Securities pursuant to Section 4.2(a) hereof on the basis of the relative number of Fully Diluted Shares represented by the Registrable Securities each such Holder has requested to be included in such registration); and

          (iii) third, the equity securities requested to be sold for the account of any other persons (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the persons requesting registration of such equity securities on the basis of the relative number of Fully Diluted Shares represented by the equity securities each such person has requested to be included in such registration).

          SECTION 4.3.  Holdback Agreements.
                        -------------------

          (a) Except as otherwise provided in Sections 4.3(c) and 4.3(d) hereof, if any registration of Registrable Securities shall be in connection with a Public Offering, each Holder of Registrable Securities and their Permitted Transferees, if any, agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such Public Offering) during the 7 days prior to, and during the 120-day period which begins on the effective date of such registration statement (except as part of such registration) provided that each Holder of Registrable Securities and their Permitted Transferees, if any, has received written notice of such registration at least two Business Days prior to the anticipated beginning of the 7-day period referred to above; provided, however, that this Section 4.3(a) shall apply only to transactions in Common Stock that is not held by third-party investment advisers who have discretionary power to invest the assets of any Holder in publicly-traded securities. The 120-day period referred to in this Section 4.3(a) may be extended to 180 days upon the underwriters' reasonable request.

          (b) If any registration of Registrable Securities shall be in connection with a Public Offering, the Company agrees not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital stock or substantially all the assets of any other person or in connection with an employee stock ownership or other benefit plan) during the 7 days prior to, and during the 120-day period which begins on, the effective date of such registration statement (except as part of such registration).

          (c) If a registration pursuant to Section 4.2 involves a Public Offering of Priority Securities and except as otherwise provided in Section 4.3(d) hereof, each Holder and their Permitted Transferees, if any, agrees (notwithstanding the fact that none of such Holder's or Permitted Transferee's Registrable Securities are to be included as part of such offering) that, without the prior written consent of Morgan Stanley & Co. (or in the case of Morgan Stanley and its Affiliates and MSLEF, without the prior written consent of the co-managers of such offering), it will not, during the 7 days prior to, and during the 180-day period which begins on the effective date of the registration statement relating to such offering, (i) offer, pledge, sell, contract to sell, sell an option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or
(ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that this Section 4.3(c) shall not apply to transactions in Common Stock other than the Shares that is held by a third-party investment adviser who has discretionary power to invest the assets of any Holder in publicly-traded securities; and provided further, that any Holder who is a natural person and is not a Management Investor may, notwithstanding anything to the contrary contained in this Section 4.3(c) or Section 4.3(d), transfer shares of Common Stock which are not Shares by gift, will, bequest or devise.

          (d) Each Holder who is not a Management Investor agrees, in connection with the 1995 Initial Public Offering and notwithstanding the fact that none of such Holder's Registrable Securities are to be included as part of such offering, that, without the prior written consent of Morgan Stanley & Co. (or in the case of Morgan Stanley and its Affiliates and MSLEF, without the prior written consent of the co-managers of such offering), it will not, during the 7 days prior to, and during the one-year period which begins on, the effective date of the registration statement relating to such offering,
(i) offer, pledge, sell, contract to sell, sell an option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common
Stock, or (ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that this Section
4.3(d) shall not apply to transactions in Common Stock other than the Shares that is held by a third-party investment adviser who has discretionary power to invest the assets of any Holder in publicly-traded securities; and provided further, that any Holder who is a natural person and is not a Management Investor may, notwithstanding anything to the contrary contained in Section 4.3(c) or this Section 4.3(d), transfer shares of Common Stock which are not Shares by gift, will, bequest or devise.

          (e) The managers of the 1995 Initial Public Offering and of any other Public Offering to which this Section 4.3 applies are expressly made third party beneficiaries of the agreements contained in Sections 4.3(a), 4.3(c) and 4.3(d) hereof.

          SECTION 4.4.  Registration Procedures.  Whenever Holders
                        -----------------------
request that any Registrable Securities be registered pursuant to
Section 4.1 or 4.2 hereof, the Company will, subject to the provisions of such Sections, use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days.

          (b) The Company will, if so requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Holder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Holder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

          (c) After the filing of the registration statement, the Company will promptly notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other state securities or blue sky laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by such registration statement reasonably (in light of such Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (e) The Company will immediately notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each such Holder any such supplement or amendment.

          (f)  The Company will enter into customary agreements
     (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable
     Securities.

          (g) The Company will make available for inspection by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Holder or underwriter (collectively, the "Inspectors") all financial and
                                     ----------
     other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably
                                     -------
     necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) The Company will furnish to each Holder of Registrable Securities covered by such registration statement and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority of the Holders of the Registrable Securities included in such registration statement or the managing underwriter therefor reasonably requests.

          (i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) The Company will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          The Company may require each Holder of Registrable
Securities included in such registration statement to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.4(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.4(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 4.4(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to
Section 4.4(e) hereof to the date when the Company shall make available to the Holders a prospectus supplemented or amended to conform with the requirements of Section 4.4(e) hereof.

          SECTION 4.5.  Indemnification by the Company.  The Company
                        ------------------------------
agrees to indemnify and hold harmless each Holder of Registrable Securities covered by a registration statement, its officers, directors and agents, and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that the Company has provided such prospectus and it was the responsibility of such Holder to provide such person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this Section 4.5.

          SECTION 4.6.  Indemnification by Holders of Registrable
                        -----------------------------------------
Securities and Underwriters.  Each Holder of Registrable Securities
- ---------------------------
included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only (i) with respect to information furnished in writing by such Holder or on such Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 4.5 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that it was the responsibility of such Holder to provide such person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.6.
As a condition to including Registrable Securities in any registration statement filed in accordance with Article IV hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

          SECTION 4.7.  Conduct of Indemnification Proceedings.  In
                        --------------------------------------
case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (an "Indemnified
                                                           -----------
Party") shall promptly notify the person against whom such indemnity
- -----
may be sought (the "Indemnifying Party") in writing and the
                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying

Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

          SECTION 4.8.  Contribution.  If the indemnification provided
                        ------------
for in this Article 4 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Holders of Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the underwriters on the other from the offering of the Registrable Securities, or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Holder of Registrable Securities covered by a registration statement on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Holders or by the underwriters. The relative fault of the Company on the one hand and of each Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.8 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.8, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute pursuant to this Section 4.8 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint.

          SECTION 4.9.  Participation in Public Offering.  No person
                        --------------------------------
may participate in any Public Offering hereunder unless such person
(a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

          SECTION 4.10.  Other Indemnification.  Indemnification
                         ---------------------
similar to that specified herein (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.


                               ARTICLE V

                        RIGHT OF FIRST REFUSAL
                        ----------------------

          SECTION 5.1.  Right of First Refusal.
                        ----------------------

          (a) (i) Upon receipt of a registration request made by the Selling Investors pursuant to Section 4.1(a) hereof, the Company (or any person the Company may designate, a "Section 5.1 Designee") shall
                                         --------------------
have the right (a "Right of First Refusal") to purchase, pursuant to
                   ----------------------
the procedures set forth in this Section 5.1, all the Shares (the "First Refusal Shares") in respect of which the Company has received
 --------------------
such registration request. Subject to Section 5.1(a)(ii), the Company or the Section 5.1 Designee shall have the right to purchase the First Refusal Shares at a price per share equal to the Fair Market Value of the Company's common stock by giving notice in writing to such effect to the Selling Investors (the "Purchase Notice") within 10 days of the
                               ---------------
Company's receipt of such registration request.  For purposes of this
Section 5.1, "Fair Market Value" means the average daily closing price
              -----------------
of the Company's publicly traded shares on the Nasdaq National Market or such other securities exchange on which the shares may be traded (as reported in The Wall Street Journal) for the 45 trading days immediately preceding the Company's delivery of the Purchase Notice. If the Company or the Section 5.1 Designee elects not to purchase the First Refusal Shares or fails to deliver the Purchase Notice by 5:00 p.m. (New York City time) on the tenth day after the Company's receipt of such registration request, the Selling Investors shall be entitled to the demand registration rights provided in Section 4.1. If the tenth day after the Company's receipt of such registration request is not a Business Day, the Company or the Section 5.1 Designee shall be entitled to deliver the Purchase Notice by 5:00 p.m. (New York City time) on the next succeeding Business Day.

          (ii) A majority of the Selling Investors requesting the registration in respect of which the Company delivered the Purchase Notice may withdraw such registration request by giving notice in writing to such effect to the Company (the "Withdrawal Notice") at any
                                            -----------------
time prior to the date which is five days after the date of delivery of the Purchase Notice.

          (b) If the Company or the Section 5.1 Designee shall have delivered the Purchase Notice (and no Withdrawal Notice shall have been delivered), the closing of the purchase of the First Refusal
Shares pursuant to this Section 5.1 shall take place in New

York City on the date specified in the Purchase Notice which date shall neither be earlier than 5 days nor later than 20 days after the date of delivery of the Purchase Notice. Promptly upon receipt of the Purchase Notice, if no Withdrawal Notice shall have been delivered, each Selling Investor of First Refusal Shares shall deliver to the Company the certificates for such Shares, in form for transfer, Duly Endorsed, against payment therefor. The Company or the Section 5.1 Designee, as the case may be, shall make payment on the closing date by delivering to each Selling Investor a certified check or wire transfer in immediately available funds for the purchase price of such Selling Investor's First Refusal Shares, against delivery of the certificates for such Shares, in form for transfer, Duly Endorsed. If the Company or the Section 5.1 Designee, as the case may be, shall fail to purchase the First Refusal Shares in accordance with this
Section 5.1(b), the Selling Investors shall be entitled to the demand registration rights provided in Section 4.1.

          (c)  Notwithstanding the foregoing provisions of this
Section 5.1, no Selling Investor which is an ERISA Holder shall be obligated to sell any First Refusal Shares pursuant to this Section
5.1 if such Selling Investor determines in good faith, upon advice of counsel, that there is a material risk that such sale would constitute a prohibited or a party-in-interest transaction or would otherwise contravene ERISA and gives the Company notice thereof within 20 days after receiving a Purchase Notice. Notwithstanding the foregoing provisions of this Section 5.1(c), such ERISA Holder shall, if requested by the Company, use reasonable commercial efforts (which shall be, without limitation, reasonable as to time and expense) to obtain an appropriate exemption from any such ERISA restriction or to participate in restructuring such proposed transaction in such a manner that such ERISA Holder can determine that no such material risk exists, and the Company and such ERISA Holder shall cooperate with each other in such regard; provided that neither of them shall be required to take any action which it determines in good faith to be contrary to its best interests. If within 20 days of the Company's receipt of such ERISA Holder's notice, such ERISA Holder shall furnish to the Company a statement in writing that (i) after discussions with the Department of Labor, it is determined that there is a risk that such sale would constitute a prohibited or party-in-interest transaction or would otherwise contravene ERISA and (ii) because of the time and expense involved in obtaining an exemption from such ERISA restriction such sale is commercially unreasonable or contrary to such ERISA Holder's best interests, then such ERISA Holder shall be entitled to the demand registration rights provided in Section 4.1 hereof; provided that any exercise of such registration rights shall be subject to the provisions of Section 4.1, including the Minimum Registration Amount.

                              ARTICLE VI

             ADDITIONAL RIGHTS AND OBLIGATIONS OF HOLDERS
             --------------------------------------------

          SECTION 6.1.  Certain Matters.  For purposes hereof, with
                        ---------------
respect to Shares, and options to purchase Shares, of the Company held by Paul J. Schierl, (a) Mr. Schierl shall be deemed a "Holder", (b) all references to the "MEPA" and the "Purchase Agreements" shall be deemed to include the 1990 Agreement, and (c) all references to "Management Investors" shall be deemed to include Mr. Schierl except where otherwise indicated, and except that for purposes of clauses
(ii) and (iii) of Section 7.12 hereof, Mr. Schierl shall be deemed to be a "Direct Investor" and not a "Management Investor."

          SECTION 6.2.  Reorganization.  In the event the Board of
                        --------------
Directors determines that it is in the best interest of the stockholders of the Company to establish Newco (as defined below) then, in the event that any capital stock, other securities or other interests are issued in respect of, in exchange for, or in substitution of, any Shares held by Holders by reason of any reorganization, recapitalization, reclassification, merger or consolidation involving the Company in which a newly formed corporation or partnership ("Newco") becomes the parent or holding
                             -----
company for or the successor to the Company, each Holder hereby agrees to (i) in the event stockholder approval is required to effect such reorganization, vote all Shares beneficially owned by it in favor of such reorganization, and (ii) exchange, or cause the exchange, of Shares held by it into the applicable securities of Newco, such exchange to be made on a ratable basis among the Holders. Any references in this Agreement to "Shares" shall include any successor securities of Newco into which Shares may be exchanged in accordance with this Section 6.2 and any references to "stockholders of the Company" shall include the holders of such successor securities of Newco. All references to the Company in this Agreement shall include Newco.

          SECTION 6.3.  Pro Rata Purchase.  Notwithstanding anything
                        -----------------
in this Agreement to the contrary, nothing herein shall prohibit the Company from offering to purchase Shares from a Holder, and consummating the purchase thereof, provided that any such offer (other than with respect to Shares held by current or former employees of the Company or any of its subsidiaries pursuant to any agreement between the Company and any such employee) is made pro rata to each Holder.

                              ARTICLE VII

                             MISCELLANEOUS
                             -------------

          SECTION 7.1.  Headings.  The headings in this Agreement are
                        --------
for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

          SECTION 7.2.  No Inconsistent Agreements.  The Company will
                        --------------------------
not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement. The Company has not previously entered into any agreement with respect to any of its debt or equity securities granting any registration rights to any person.

          SECTION 7.3.  Remedies.  The Company acknowledges and agrees
                        --------
that in the event of any breach of this Agreement by it, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for the Southern District of New York, or, in the event such Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action. The Company consents to personal jurisdiction in any such action brought in the United States District Court for the Southern District of New York, or any such other court and to service of process upon it in the manner set forth in Section 7.6 hereof.

          SECTION 7.4.  Frustration of Purpose.  No Holder may do
                        ----------------------
directly or indirectly, including, without limitation, through the sale of capital stock of its subsidiary or otherwise, that which is not permitted by the Agreement. The Board of Directors, in its sole discretion, shall have the right to make any determination pursuant to this Section 7.4, which determination shall be final and binding upon all the parties hereto, including, but not limited to, determinations with respect to certain sales of Shares pursuant to the rights of first refusal contained in Section 5.1 hereof and certain rights to compel the sale of Shares contained in Section 2.5 hereof.

          SECTION 7.5.  Entire Agreement.  This Agreement, together
                        ----------------
with the Purchase Agreements referred to herein, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement and the Purchase Agreements supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

          SECTION 7.6.  Notices.  Any notice, request, instruction or
                        -------
other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or by overnight delivery service, to the address of the party theretofore furnished to the Company or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Secretary. Notice shall be effective when sent by registered or certified mail, return receipt requested, postage prepaid to the party, and when received if delivered personally or otherwise by the party to whom it is directed.

          SECTION 7.7.  Applicable Law.  The laws of the State of
                        --------------
Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

          SECTION 7.8.  Severability.  The invalidity or
                        ------------
unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          SECTION 7.9.  Termination.  This Agreement shall terminate
                        -----------
and be of no further force or effect upon the earlier of: (i) such time as both MSLEF and Fort Howard Equity Investors II cease to own any of the then outstanding Shares or (ii) the tenth anniversary of this amendment and restatement.

          SECTION 7.10.  Additional Holders.  Each employee of the
                         ------------------
Company or any direct or indirect subsidiary of the Company who becomes a holder of Shares or Share Equivalents after August 8, 1988 shall, at the option of the Company, become a party to this Agreement and be bound by its terms and be able to enforce his rights as a Management Investor and as a Holder hereunder. Each other person which enters into a Purchase Agreement on or after August 8, 1988 and becomes a holder of Shares or Share Equivalents shall, at the option of the Company, become a party to this Agreement and be bound by its terms and be able to enforce its rights as a Holder hereunder. If the Company so determines, such employee or such other person shall enter into a supplementary agreement with the Company to such effect. Each such supplementary agreement shall become effective upon its execution by the Company and the new holder of Shares or Share Equivalents, and it shall not require the signatures or the consent of any other Holder. The supplementary agreement between the Company and any new holder of Shares or Share

Equivalents may modify some of the terms of this Agreement as they affect the rights and obligations of the new holder of Shares or Share Equivalents; provided that the modified terms shall not be materially adverse to any of the other Management Investors, Direct Investors or MS/Fund Investors.

          SECTION 7.11.  Other Agreements.  Nothing contained in this
                         ----------------
Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Shares, Share Equivalents or other securities of the Company or any direct or indirect subsidiary of the Company imposed by, any other agreement including, but not limited to, the Purchase Agreements.

          SECTION 7.12.  Successors, Assigns, Transferees.  The
                         --------------------------------
provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Notwithstanding the foregoing, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Holder, except as permitted by Section 2.4 or Section 5.1 hereof, without the prior written consent of (i) the Holders of a majority of the Shares then held by MSLEF and Morgan Stanley Group, (ii) the Holders of a majority of the Shares then held by the Direct Investors and the Permitted Transferees, (iii) the Holders of a majority of the Shares then held by the Management Investors and (iv) the Company; provided, however, that (A) the Company may assign any of its rights and remedies hereunder to any Affiliate of the Company, and such Affiliate may assume any of its obligations and liabilities, without obtaining the prior written consent of the Holders specified in clauses (i), (ii) and (iii) of this Section 7.12; and (B) if the provisions of this Agreement are no longer applicable to one or more of the Holders specified in clauses (i), (ii) and (iii) of this
Section 7.12, then the consent of such Holder or Holders shall not be required under this Section 7.12.

          SECTION 7.13.  Defaults.  A default by any party to this
                         --------
Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

          SECTION 7.14.  Amendments; Waivers.  This Agreement may not
                         -------------------
be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Holders specified in clauses (i) through (iii) inclusive of Section 7.12 hereof; provided, however, that any amendment to Article II hereof shall only require the written consent of a majority of the Holders subject to Article II.

          SECTION 7.15.  Counterparts.  This Agreement may be executed
                         ------------
in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

          SECTION 7.16.  Attorneys' Fees.  In any action or proceeding
                         ---------------
brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          SECTION 7.17.  Recapitalization, etc.  In the event that any
                         ---------------------
capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Shares or any other change not contemplated or provided for in Section 6.2 in the capital structure of the Company, appropriate adjustments shall be made with respect to Article II hereof so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

          SECTION 7.18.  Effectiveness.  This amendment and
                         -------------
restatement of the 1990 Agreement shall become effective upon the execution and delivery hereof, pursuant to Section 7.14, by the Company and the Holders specified in clauses (i) through (iii) inclusive of Section 7.12 hereof, and thereupon, subject to Section 7.12, shall be binding on, and inure to the benefit of, each holder of record of Shares or Share Equivalents as of the date hereof that is a party to the 1990 Stockholders Agreement as of the date hereof, a schedule of which is maintained in the records of the Company, and their respective heirs, successors and permitted assigns, whether or not such holders, other than the signatories to this amendment and restatement, shall execute this amendment and restatement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  FORT HOWARD CORPORATION

                                  By:_____________________________
                                     Name:
                                     Title:


                                  MORGAN STANLEY GROUP INC.

                                  By:_____________________________
                                     Name:
                                     Title:


                                  THE MORGAN STANLEY LEVERAGED
                                  EQUITY FUND II, L.P.

                                  By:  MORGAN STANLEY LEVERAGED
                                       EQUITY FUND II, INC.,
                                       General Partner


                                  By:_____________________________
                                     Name:
                                     Title:


                                  FORT HOWARD EQUITY INVESTORS,
                                   L.P., a Delaware limited partnership

                                  By:  MORGAN STANLEY EQUITY
                                       INVESTORS INC., General Partner


                                  By:_____________________________
                                     Name:
                                     Title:

                                  FORT HOWARD EQUITY INVESTORS
                                   II, L.P.

                                  By: MORGAN STANLEY EQUITY
                                      INVESTORS INC., General Partner


                                  By:_____________________________
                                     Name:
                                     Title:


                                  MELLON BANK, N.A., TRUSTEE for First
                                   Plaza Group Trust (as directed by
                                   General Motors Investment
                                   Management Corporation)


                                  By:_____________________________
                                     Name:
                                     Title:


                                  LEEWAY & CO.

                                  By: STATE STREET BANK & TRUST
                                      CO., a partner


                                  By:_____________________________
                                     Name:
                                     Title:


                                  DONALD H. DEMEUSE



                                  ------------------------------------

                                  KATHLEEN J. HEMPEL



                                  ------------------------------------



                                  MICHAEL T. RIORDAN



                                  ------------------------------------



                                  JAMES W. NELLEN II



                                  ------------------------------------